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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 27, 1996



                     HIGHWAYMASTER COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)



          DELAWARE                      0-26140                   51-0352879
(State of other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)




     16479 DALLAS PARKWAY, SUITE 710, DALLAS, TEXAS                 75248
       (Address of principal executive offices)                  (Zip code)


     Registrant's telephone number, including area code:  (972) 732-2500


                               NOT APPLICABLE
          (Former name or former address if changed from last report)

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ITEM 5.  OTHER EVENTS.

                              INTRODUCTION

  This Current Report on Form 8-K (the "Current Report") relates to (i) certain transactions (the "SBW Transactions") consummated on September 27, 1996 by HighwayMaster Communications, Inc. (the "Company") and Southwestern Bell Wireless Holdings, Inc. ("SBW"), a wholly owned subsidiary of SBC Communications Inc. ("SBC"), including, but not limited to, the issuance to SBW of 1,000 shares of a new series of preferred stock, par value $.01 per share, of the Company designated as Series D Participating Convertible Preferred Stock ("Series D Preferred Stock") in consideration of a cash payment in the amount of $20.0 million (the "Purchase Price"), and (ii) certain transactions (the "Recapitalization Transactions") consummated on the same date by the Company, the Erin Mills Stockholders (as defined below), the Carlyle Stockholders (as defined below) and certain other holders of its outstanding securities, including, but not limited to, the issuance by the Company to such security holders of an aggregate of 2,682,018 shares of common stock, par value $.01 per share ("Common Stock"), of the Company in consideration of (a) a cash payment in the amount of $10.0 million, (b) the cancellation of promissory notes in the aggregate principal amount of approximately $12.7 million issued by the Company and (c) the cancellation of all outstanding shares of Series B Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), of the Company.

                             SBW TRANSACTIONS

     On September 27, 1996, the Company and SBW consummated the SBW Transactions. The description of the SBW Transactions set forth below does not purport to be complete, and such description is qualified in its entirety by reference to the exhibits to this Current Report which relate to the SBW Transactions.

SALE OF SERIES D PREFERRED STOCK

     In accordance with the terms and conditions set forth in a Purchase Agreement, dated September 27, 1996 (the "Purchase Agreement"), between the Company and SBW, the Company sold 1,000 shares of Series D Preferred Stock to SBW in exchange for the Purchase Price. Immediately upon receipt of the Purchase Price from SBW, the Company delivered the Purchase Price to Texas Commerce Bank, N.A., as escrow agent (the "Escrow Agent"), to be held pursuant to an Escrow Agreement, dated as of September 27, 1996 ("Escrow Agreement"), among the Company, SBW and the Escrow Agent.

     The Purchase Agreement provides that, if the Antitrust Authorization Condition (as defined below) is satisfied prior to or on December 31, 1996 and a Governmental Condition (as defined below) does not exist at the time the Antitrust Authorization Condition is satisfied, the Purchase Price will promptly be released by the Escrow Agent to the Company. On the other hand, if the Antitrust Authorization Condition is not satisfied as of December 31, 1996 or a Governmental Condition exists at such time, SBW will be entitled to determine whether the Purchase Price will be released to the Company or returned to SBW. If the Purchase Price is returned to SBW, SBW will return to the Company the certificate evidencing the shares of Series D Preferred Stock, and the Purchase Agreement and the other agreements and instruments entered into in connection with the SBW Transactions will be terminated and will be of no further force or effect. As used herein, (i) the term "Antitrust Authorization Condition" means a condition to the effect that the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1974, as amended, to the issuance to SBW of shares of Class B Common Stock (as defined below) upon conversion of the shares of Series D Preferred Stock has expired or early termination has been granted with respect thereto and (ii) the term "Governmental Condition" means that any governmental or regulatory authority or body has enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the transactions contemplated by the Purchase Agreement or that any proceeding seeking any of the foregoing is pending.

     The shares of Series D Preferred Stock issued to SBW pursuant to the Purchase Agreement are initially convertible into an aggregate of 1,600,000 shares of Common Stock at the option of SBW. In addition, at such time as Regulatory Relief (as defined below) is obtained, all of the outstanding shares of Series D Preferred Stock will automatically convert into an equal number of shares of a new class of the Company's common stock to be designated as Class B Common Stock, par value $.01 per share ("Class B Common Stock"). If Regulatory Relief is not obtained on or before September 27, 2001, all of the outstanding shares of Series D Preferred Stock will be converted into shares of Common Stock at the election of the Company on the same basis as if they had been voluntarily converted by SBW. If the shares of Series D Preferred Stock issued to SBW were converted into Common Stock as of the date of this Current Report, SBW would hold approximately 6.1% of the outstanding shares of Common Stock. As used herein, the term "Regulatory Relief" means that SBC or its affiliates have obtained all necessary federal and state regulatory approvals to provide landline, interLATA long-distance service pursuant to the Communications Act of 1934, as amended by the Telecommunications Act of 1996.

     The holders of shares of Series D Preferred Stock will be entitled to receive dividends and distributions equal to the aggregate amount of dividends and distributions payable on or in respect of the number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible. In the event of a liquidation of the Company, the holders of shares of Series D Preferred Stock will be entitled to an aggregate liquidation preference in an amount equal to the greater of (i) $20.0 million or (ii) the amount of distributions payable in connection with such liquidation on or in respect of the number of shares of Common Stock into which such shares of Series D Preferred Stock are then convertible.

     Except as required by law or as described below, the holders of Series
D Preferred Stock will not be entitled to vote on any matters submitted to
the stockholders of the Company.   However, the holders of Series D Preferred
Stock will be entitled to approve certain transactions that may be proposed by the Company from time to time, including (i) mergers or consolidations involving the

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Company that require stockholder approval under the General Corporation Law of the State of Delaware (the "DGCL"), (ii) sales of all or substantially all of the assets of the Company that require stockholder approval under the DGCL, (iii) amendments to the Company's Certificate of Incorporation, (iv) the dissolution of the Company, (v) the adoption, implementation or acceptance by the Company of certain anti-takeover provisions, (vi) the issuance by the Company of equity securities, including securities convertible into equity securities (subject to specified exceptions), and the incurrence by the Company of debt obligations in an amount exceeding $5,000,000 in any year, (vii) the Company entering into certain new lines of business or entering into certain joint ventures, partnerships or similar arrangements, (viii) the disposition by the Company of certain assets outside the ordinary course of business, (ix) any amendment, alteration or repeal of the terms of the Series D Preferred Stock and (x) any corporate action that would reduce the number of shares of Common Stock into which a share of Series D Preferred Stock is convertible to less than 1,600.

     Copies of the Purchase Agreement, the Escrow Agreement and the Certificate of Designation establishing the terms of Series D Preferred Stock are attached as Exhibits 10a, 10b and 4a hereto, respectively, and are incorporated by reference herein.

AUTHORIZATION OF CLASS B COMMON STOCK

       At a meeting held on September 27, 1996, the Board of Directors of the Company adopted a resolution declaring the advisability of adopting a Certificate of Amendment (the "Certificate of Amendment") which would amend the Certificate of Incorporation of the Company, as amended, in order, among other things, to create a new series of common stock of the Company to be designated as Class B Common Stock, par value $.01 per share ("Class B Common Stock"), into which shares of Series D Preferred Stock will automatically be converted upon receipt of Regulatory Relief. SBW has solicited consents from ten of the largest stockholders of the Company (the "Designated Holders"), including certain Erin Mills Stockholders, Carlyle Stockholders and By-Word Stockholders (who in the aggregate hold approximately 68.4% of the outstanding shares of Common Stock) with respect to the approval and adoption of the Certificate of Amendment, and each Designated Holder has executed and delivered to SBW a written consent approving the same. The Purchase
Agreement provides that the Company will take all required action under the DGCL and applicable federal securities laws to effect the corporate action to which such consents relate. In order to comply with this requirement, the Company will file an information statement (the "Information Statement") with the Securities and Exchange Commission pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended, and will distribute the Information Statement to its stockholders in order to notify them of the adoption and approval of the Certificate of Amendment. As required pursuant to Regulation 14C, the Company will not file the

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Certificate of Amendment with the Secretary of State of the State of Delaware until 20 calendar days after the Information Statement has been sent or given to its stockholders.

     Under the terms of the Certificate of Amendment, the outstanding shares of Class B Common Stock will be convertible into an aggregate of 1,600,000 shares of Common Stock at the option of SBW, provided that no such shares may be converted into Common Stock unless the holders of all outstanding shares of Class B Common Stock elect so to convert their shares.

     The holders of Class B Common Stock will be entitled to receive dividends and distributions equal to the dividends and distributions payable on or in respect of the number of shares of Common Stock into which such shares of Class B Common Stock are then convertible. In the event of a liquidation of the Company, the holders of Class B Common Stock will be entitled to receive the amount of distributions payable in connection with such liquidation on or in respect of the number of shares of Common Stock into which such shares of Class B Common Stock are then convertible.

     The holders of Common Stock and Class B Common Stock will generally have identical voting rights and will vote together as a single class, with the holders of Class B Common Stock being entitled to a number of votes equal to the number of shares of Common Stock into which the shares of Class B Common Stock held by them are then convertible. In addition, the holders of Class B Common Stock will be entitled to elect one director of the Company (or two directors if SBW and its affiliates beneficially own at least 20% of the outstanding shares of Common Stock on a fully diluted basis, including shares issuable upon conversion or exercise of outstanding options, warrants or rights, but excluding shares issuable upon the conversion or exercise of the Warrants (as defined below) or of options, warrants or rights issued by any person other than the Company). The holders of Class B Common Stock will also be entitled to approve certain transactions that may be proposed by the Company from time to time, including (i) the approval of any annual budget or business plan for the Company or any deviation from any annual budget by more than 5%, (ii) the issuance by the Company of equity securities, including securities convertible into equity securities (subject to specified exceptions), and the incurrence by the Company of debt obligations in an amount exceeding $5,000,000 in any year, (iii) the hiring or termination by the Company of its chief executive officer, chief operating officer or chief financial officer, (iv) the Company entering into certain new lines of business or entering into certain joint venture, partnerships or similar arrangements, (v) the Company exiting its existing line of business or disposing of certain assets outside the ordinary course of business, (vi) the adoption, implementation or acceptance by the Company of certain anti-takeover provisions and (vii) any corporate action that would reduce the number of shares of Common Stock into which a share of Class B Common Stock is convertible to less than 1,600.

     A copy of the Certificate of Amendment is attached as Exhibit 3b hereto, and is incorporated by reference herein.

ISSUANCE OF WARRANTS

     In connection with the transactions contemplated by the Purchase Agreement and the other agreements and instruments relating to the SBW Transactions, the Company issued to SBW certain warrants (the "Warrants") evidenced by a Warrant Certificate, dated September 27, 1996 (the "Warrant Certificate"). The Warrants entitle SBW to purchase from the Company, upon the terms and subject to the conditions set forth in the Warrant Certificate,
(i) 3,000,000 shares of Common Stock at an exercise price of $14.00 per share and (ii) 2,000,000 shares of Common Stock at an exercise price of $18.00 per share, in each case subject to adjustment to prevent dilution. The Warrants may be exercised by SBW for the cash exercise prices specified above or, at the option of SBW, may be exercised by SBW without any cash payment for a number of shares of Common Stock with a current market value equal to the excess of (i) the current market value of the shares of Common Stock to be purchased upon exercise over (ii) the exercise price of such shares of Common Stock. Prior to receipt of Regulatory Relief, the Warrants may be exercised only to the extent that doing so is consistent with the Communications Act of 1934, as amended by the Telecommunications Act of 1996. If all of the Warrants were exercised by SBW as of the date of the Current Report, SBW would hold approximately 16.8% of the outstanding shares of Common Stock.
The Warrants will expire on September 27, 2001.

     A copy of the Warrant Certificate is attached as Exhibit 4b hereto, and is incorporated by reference herein.

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AMENDED STOCKHOLDERS' AGREEMENT

     The Company, SBW, the Erin Mills Stockholders, the Carlyle Stockholders, the By-Word Stockholders and certain other parties entered into an Amended and Restated Stockholders' Agreement, dated September 27, 1996 (the "Amended Stockholders' Agreement"), in order to amend and restate in its entirety the existing Stockholders' Agreement, dated February 4, 1994, among such parties. The Amended Stockholders' Agreement contains provisions relating to, among other things, (i) the transfer of shares of Common Stock by certain of the stockholders who are parties thereto, (ii) the grant of registration rights by the Company to the stockholders who are parties thereto and (iii) the election of members of the Company's Board of Directors. As used herein, (i) the term "Erin Mills Stockholders" means Erin Mills International Investment Corporation, The Erin Mills Development Corporation and The Erin Mills Investment Corporation, (ii) the term "Carlyle Stockholders" means Clipper Capital Associates, L.P., Clipper/Merban, L.P., Clipper/Merchant Partners, L.P., Carlyle-HighwayMaster Investors, L.P., Carlyle-HighwayMaster Investors II, L.P., Chase Manhattan Investment Holdings, Inc., H.M. Rana Investments Limited and Archery Partners and (iii) the term "By-Word Stockholders" means William C. Kennedy, Jr., Donald M. Kennedy, William C. Saunders, Robert S. Folsom and Robert T. Hayes.

     The Amended Stockholders' Agreement provides that, at all times after October 12, 1996, the parties will take all action (including the voting of shares of Common Stock owned by them) necessary to ensure that the Board of Directors of the Company consists of (i) two directors designated by the Erin Mills Stockholders, (ii) one director designated by the Carlyle Stockholders,
(iii) two directors designated by the By-Word Stockholders and (iv) two independent directors (except that the addition of a second independent director to the Board of Directors need not occur until the date of the next annual meeting of the stockholders of the Company). Prior to the receipt of Regulatory Relief, SBW will not be entitled to designate a director, but will have the right to designate a non-voting delegate who will attend all meetings of the Board of Directors and receive all materials distributed to directors of the Company. Upon the conversion of Series D Preferred Stock into Class B Common Stock (which will occur upon receipt of Regulatory Relief), SBW will be entitled to designate one member of the Board of Directors of the Company. In addition, if at any time after the conversion of Series D Preferred Stock into Class B Common Stock SBW and its affiliates beneficially own 20% or more of the outstanding Common Stock on a fully diluted basis (including shares issuable upon conversion or exercise of outstanding options, warrants or rights, but excluding shares issuable upon the conversion or exercise of the Warrants or of options, warrants or rights issued by any person other than the Company), SBW will be entitled to designate a second member of the Board of Directors. No stockholder or group of stockholders will be entitled to designate any director if the percentage of the outstanding Common Stock beneficially owned by such stockholder or group of stockholders falls below 5% (or with respect to the Erin Mills Stockholders and By-Word Stockholders, 20% for the right to designate two directors and 5% for the right to designate one director) on a fully diluted basis (calculated in the manner described above).

     Under the terms of the Amended Stockholders' Agreement, the Carlyle Stockholders, the Erin Mills Stockholders, William C. Kennedy, Jr. and William C.

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Saunders (the "First Refusal Stockholders") granted a right of first refusal to SBW with respect to all shares of Common Stock owned by them. Subject to certain exceptions, such right of first refusal requires that, prior to selling any shares of Common Stock, a First Refusal Stockholder must offer such shares for sale to SBW at a price determined in accordance with the terms of the Amended Stockholders' Agreement.

     The Amended Stockholders' Agreement also provides for the grant of certain demand, piggyback and other registration rights to the stockholders who are parties thereto. Among other things, such agreement provides that, with respect to an aggregate of 1,818,018 shares of Common Stock issued to the Erin Mills Stockholders and the Carlyle Stockholders in connection with the Recapitalization Transactions, the Company will register one-half of such shares under the Securities Act of 1933, as amended (the "Securities Act"), by March 31, 1997 and will register the remainder of such shares under the Securities Act by September 27, 1997.

     A copy of the Amended Stockholders' Agreement is attached as Exhibit 10e hereto, and is incorporated by reference herein.

OTHER AGREEMENTS

     HighwayMaster Corporation, a wholly owned subsidiary of the Company ("HM Corporation"), entered into a Technical Services Agreement, dated September 27, 1996 (the "Technical Services Agreement"), with SBW pursuant to which SBW or one or more of its affiliates will provide HM Corporation with certain technical and advisory services in connection with, among other things, the operation and improvement of its communications transmission system.

     In addition, under the terms of the Purchase Agreement, promptly after Regulatory Relief is obtained, the Company will cause HM Corporation to enter into a Voice and Data Services Agreement (the "Voice and Data Services Agreement") with an affiliate of SBW. The Voice and Data Services Agreement, if entered into by the parties, will provide that the Company will purchase long distance and other voice and data services from such affiliate of SBW.

     A copy of the Technical Services Agreement is attached hereto as Exhibit 10c hereto, and is incorporated by reference herein.

BYLAW AMENDMENTS

     At a meeting held on September 27, 1996, the Board of Directors of the Company approved certain amendments to the Company's Bylaws (the "Bylaw Amendments") in connection with the SBW Transactions, including certain amendments relating to the authorization by the Company of Class B Common Stock.

     A copy of the Bylaw Amendments is attached as Exhibit 3a hereto, and is incorporated by reference herein.

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                        RECAPITALIZATION TRANSACTIONS

     On September 27, 1996, the Company, the Erin Mills Stockholders, the Carlyle Stockholders and certain other holders of outstanding securities of the Company entered into a Recapitalization Agreement, dated as of September 27, 1996 (the "Recapitalization Agreement"), and consummated the Recapitalization Transactions contemplated thereby. In particular, upon the terms and conditions set forth in the Recapitalization Agreement, (i) the Company repaid in full the principal amount of and interest accrued on certain promissory notes in the aggregate principal amount of $5.0 million executed in favor of an Erin Mills Stockholder in order to evidence the Company's obligation to repay certain advances made by such Erin Mills Stockholder in August and September 1996 to enable the Company to meet its short-term working capital and other requirements, (ii) the Company issued an aggregate of 800,000 shares of Common Stock to two Erin Mills Stockholders in exchange for aggregate cash payments in the amount of $10.0 million, (iii) the Company issued an aggregate of 864,000 shares of Common Stock to three Erin Mills Stockholders and two other persons in exchange for the surrender to the Company for cancellation of all outstanding shares of Series B Preferred Stock, (iv) the Company paid to the Carlyle Stockholders a portion of the accrued and unpaid interest on certain promissory notes in the aggregate principal amount of approximately $12.7 million (the "Carlyle Notes") executed in favor of the Carlyle Stockholders, and (v) the Company issued an aggregate of 1,018,018 shares of Common Stock in exchange for the surrender of the Carlyle Notes for cancellation.

     A copy of the Recapitalization Agreement is attached as Exhibit 10d hereto, and is incorporated by reference herein.

                           ADDITIONAL INFORMATION

     For additional information regarding the SBW Transactions and the Recapitalization Transactions, reference is made to the Company's press release dated September 30, 1996, a copy of which is attached as Exhibit 99 hereto.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              3a. Amendments to the Bylaws of the Company, adopted September 27, 1996

              3b. Proposed Certificate of Amendment to Certificate of Incorporation of the Company

              4a. Certificate of Designation Establishing Series D Convertible Participating Preferred Stock

              4b. Warrant Certificate, dated September 27, 1996, issued to SBW

              10a. Purchase Agreement, dated September 27, 1996, between the Company and SBW

              10b. Escrow Agreement, dated September 27, 1996, by and
                   among the Company, SBW and the Escrow Agent.

              10c. Technical Services Agreement, dated September 27, 1996, between HM Corporation and SBW

              10d. Recapitalization Agreement, dated September 27, 1996, by and among the Company, the Erin Mills Stockholders, the Carlyle Stockholders and the other persons named therein.

              10e. Amended and Restated Stockholders' Agreement, dated
                   September 27, 1996, by and among the Company, SBW, the Erin Mills Stockholders, the Carlyle Stockholders, the By-Word Stockholders and the other persons named therein.

              99.  Press Release dated September 30, 1996




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           HIGHWAYMASTER COMMUNICATIONS, INC.
                                           (Registrant)



                                           By:  /s/  WILLIAM C. SAUNDERS
                                              -------------------------------
                                                William C. Saunders
                                                President

Date: October 4, 1996






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                             INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
3a.            Amendments to the Bylaws of the Company,
               adopted September 27, 1996

3b.            Proposed Certificate of Amendment to
               Certificate of Incorporation of the Company

4a.            Certificate of Designation Establishing
               Series D Convertible Participating
               Preferred Stock

4b.            Warrant Certificate, dated September 27,
               1996, issued to SBW

10a.           Purchase Agreement, dated September 27,
               1996, between the Company and SBW

10b. Escrow Agreement, dated September 27, 1996, by and among the Company, SBW and the Escrow
               Agent

10c.           Technical Services Agreement, dated September
               27, 1996, between the HM Corporation and SBW

10d.           Recapitalization Agreement, dated September
               27, 1996, by and among the Company, the Erin
               Mills Stockholders, the Carlyle Stockholders and the other persons named therein

10e. Amended and Restated Stockholders' Agreement, dated September 27, 1996, by and among the Company, SBW, the Erin Mills Stockholders, the Carlyle Stockholders, the By-Word Stockholders and the other persons named therein.

99.            Press Release dated September 30, 1996